UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 26, 2023

NL Industries, Inc.

(Exact name of registrant as specified in its charter)

New Jersey	1-640	13-5267260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5430 LBJ Freeway, Suite 1700, Dallas, Texas	75240-2620
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(972) 233-1700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	NL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective October 26, 2023, the registrant’s board of directors increased the size of the board from seven to eight and elected Kevin B. Kramer to fill the newly created vacancy, to serve as a director until his successor is elected and qualified or his earlier resignation, removal or death. The board of directors also appointed Mr. Kramer to serve on its audit committee.

Mr. Kramer, age 64, has served as senior advisor to the chief executive officer of ATI Inc. (previously named Allegheny Technologies, Incorporated), a publicly traded global manufacturer of specialty materials and components supplying the aerospace, defense, energy, medical, consumer electronics and automotive industries, since 2023. He previously served as senior vice president, chief commercial and marketing officer for ATI from 2014 to 2023. Prior to joining ATI, Mr. Kramer worked for Stoneridge, Inc. where he was president—Stoneridge wiring division and vice president from 2012 to 2014. Earlier experience includes serving as president—growth initiatives and president—wheel and transportation products for Alcoa, Inc. from 2004 to 2012 and serving in various roles for Goodyear Tire and Rubber Company from 1983 to 2004. He was also appointed to the board of directors and audit committee of the registrant’s publicly traded affiliate Kronos Worldwide, Inc. on October 25, 2023. From 2022 until October 2023, Mr. Kramer served as a director and on the audit committee of the registrant’s publicly traded affiliates CompX International Inc. and Valhi, Inc.; he resigned from those boards in connection with his appointments to the boards of the registrant and Kronos Worldwide, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NL INDUSTRIES, INC.
(Registrant)

Date: October 31, 2023	By: /s/Amy A. Samford
Executive Vice President and Chief Financial Officer